UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22979

Goldman Sachs MLP and Energy Renaissance Fund

(Exact name of registrant as specified in charter)

200 West Street,

New York, NY 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, ESQ.	Stephen H. Bier, ESQ.
Goldman, Sachs & Co.	Allison M. Fumai, ESQ.
200 West Street	Dechert LLP
New York, New York 10282	1095 Avenue of the Americas
New York, NY 10036-6797

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Closed-End Funds

Annual Report	November 30, 2016

MLP and Energy Renaissance Fund
MLP Income Opportunities Fund

Goldman Sachs Closed-End Funds

∎	MLP AND ENERGY RENAISSANCE FUND

∎	MLP INCOME OPPORTUNITIES FUND

TABLE OF CONTENTS

Investment Process	1

Portfolio Management Discussion and Performance Summaries	6

Schedules of Investments	18

Financial Statements	20

Financial Highlights	26

Notes to Financial Statements	30

Report of Independent Registered Accounting Firm	45

Other Information	46

Additional Information	54

Privacy Notice	55

Voting Results	56

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CLOSED-END FUNDS

What Differentiates Goldman Sachs’ MLP Funds Investment Process?

The MLP and Energy Renaissance Fund and MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) each seek a high level of total return with an emphasis on current distributions to shareholders. The MLP and Energy Renaissance Fund seeks to achieve its investment objective by investing in Master Limited Partnerships (“MLPs”) and other energy investments. The MLP Income Opportunities Fund seeks to achieve its investment objectives by investing primarily in MLPs. We seek to invest in quality companies with well located assets (exposed to what we believe are favorable commodities and geographies), strong balance sheets, and experienced management teams. We view an MLP as a company, not just a collection of assets, as we emphasize cash flow based valuation metrics and focus on balance sheet liabilities. We seek to avoid being overly myopic by assessing the entire energy value chain (from producers to users) to estimate the impact on midstream assets.

∎	To capture the full energy chain, we analyze energy production and user trends that ultimately impact income opportunities.

∎	We rigorously assess companies on both the asset and equity level.

∎	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

∎	Top-Down Sector Selection Secondly, we establish the impact of macro and regional trends on energy infrastructure.

∎	Bottom-Up Security Selection Finally, we select investments by evaluating a company’s management, assets, expected returns and technicals.

∎	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 12 years of investment experience.

∎	Ability to leverage energy-related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

∎	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

MARKET REVIEW

Goldman Sachs Closed-End Funds

Market Review

Energy master limited partnerships (“MLPs”), as represented by the Alerian MLP Index1 (the “Alerian Index”), were up on a total return basis during the 12 months ended November 30, 2016 (the “Reporting Period”). The Cushing® MLP High Income Index2 had an average annual total return of 5.37% during the Reporting Period. During the Reporting Period, the Alerian Index (+9.26%) outperformed the S&P 500® Index (+8.05%) but underperformed the AMEX Energy Select Sector Index (12.85%).3 The Alerian Index underperformed utilities (+14.36%) and outperformed real estate investment trusts (“REITs”) (+5.35%), as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index, respectively.4 (All index returns are presented on a total return basis.)

Commodity prices overall were volatile during the Reporting Period, as market participants dealt with a global oversupply of crude oil and rising global inventory levels. These factors contributed to West Texas Intermediate (“WTI”) crude oil prices falling sharply to a 12-year low of $26.21 a barrel on February 11, 2016.5 Prices subsequently rebounded, ending the Reporting Period at $49.44 a barrel, a gain of 88.6% from the February 2016 low and an increase of 18.7% for the Reporting Period as a whole.5 Crude oil oversupply was driven largely by the unprecedented growth of U.S. shale production during the previous several years, as well as by the Organization of Petroleum Exporting Countries (“OPEC”) abandoning its traditional role as an oil-market balancer in favor of maintaining market share. During the second half of the Reporting Period, the amount of crude oil oversupply started to diminish as continued demand growth, coupled with stagnating production resulting from capital expenditure cuts, reduced the pace of inventory increases. Also helping to reduce crude oil oversupply were temporary supply disruptions, such as a Kuwaiti oil-worker strike, Canadian wildfires and militant attacks on critical energy infrastructure in Nigeria. Additionally, on November 30, 2016, OPEC announced a historic production cut, saying it intended to reduce crude oil production by approximately 1.2 million barrels per day.6 Notably, OPEC negotiated an agreement with non-OPEC countries to coordinate production cuts across non-member states, such as Russia, though details were not finalized at the end of the Reporting Period. Overall, the OPEC production cut was well received by the markets, as evidenced by a 9.3% rally in WTI crude oil prices on November 30, 2016.5

Like crude oil, natural gas and natural gas liquids (“NGLs”) experienced price volatility during the Reporting Period. Natural gas prices reached a 17-year low of $1.64 per million British thermal units (“MMbtu”) on March 3, 2016 before rallying more than 100% to finish

[1]	Source: Alerian. The Alerian Index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield.

[3]	The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market. The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products.

[4]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index Series is an index that spans the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors.

[5]	Source: Bloomberg.

[6]	Source: Organization of Petroleum Exporting Countries.

GOLDMAN SACHS CLOSED-END FUNDS

the Reporting Period at $3.35 per MMbtu.9 NGL composite10 prices (which include liquid petroleum gases, such as propane and butane) followed a similar trend, rallying 81.2% between their low on January 19, 2016 and the end of the Reporting Period.9 Calendar year 2016 through November 30 was historic for natural gas, with the first international exports of U.S. liquefied natural gas (“LNG”) occurring in the first half of the year and a 20% year-over-year increase in overall U.S. natural gas exports, which was driven by overseas LNG exports and pipeline exports to Mexico.11

Energy MLP unit prices and WTI crude oil prices were closely correlated during the Reporting Period, which had a negative impact on energy MLP performance when WTI crude oil prices dropped and a positive impact when they rose. During the first few months of the Reporting Period, this close correlation, along with a downturn in energy MLP performance, seemed largely the result of declining production volumes, deteriorating access to capital markets and investor concerns about contract counterparty bankruptcy risk. Both WTI crude oil prices and the Alerian Index bottomed on February 11, 2016, rebounding 88.6% and 57.8%, respectively, by the end of the Reporting Period.12 (The Cushing® MLP High Income Index, which also bottomed on February 11, 2016, rebounded 87.09% by the end of the Reporting Period.)9 As WTI crude oil prices rallied, energy companies’ access to the capital markets started to recover, helping energy MLPs and their contract counterparties address issues related to their balance sheets and their funding needs.

The performance of individual energy MLPs was varied during the Reporting Period, with the dispersion in returns widening as the slump in commodity prices shifted investors’ focus from traditional energy MLP metrics, such as yield and distribution growth, to enterprise value (“EV”)/EBITDA13 multiples. During the Reporting Period, traditional valuation metrics were challenged as yields rose to historic levels and weak growth forced many companies to cut their distributions. EV/EBITDA offered insight into the cash flow potential of energy MLPs’ underlying assets and their value compared to the assets of peers. Energy MLPs that could provide high distribution growth were relative underperformers, a reversal in the historical outperformance of high distribution growth names. Additionally, as investors and energy MLP management teams reacted to a new market environment of potentially lower-for-longer commodity prices, an increased emphasis was placed on geographic footprint, leading to the outperformance of energy MLPs with exposure to preferred basins. Lastly, the U.S. presidential election took place toward the end of the Reporting Period, and energy MLPs rallied on this result, as investors appeared to believe the new administration would take a more supportive stance on energy and infrastructure development.

[9]	Source: Bloomberg.

[10]	NGL composite is made up of 35% ethane, 33% propane, 11% butane, 6% iso-butane and 15% natural gasoline. (Natural gasoline is a type of natural gas that becomes liquid at normal atmospheric pressure.)

[11]	Source: U.S. Energy Information Administration, based on year-over-year export data as of November 30, 2016.

[12]	Source: Organization of Petroleum Exporting Countries.

[13]	Enterprise value is the market value of debt, common equity and preferred equity minus the value of cash. EBITDA is earnings before interest, taxes, depreciation and amortization. Enterprise value/EBITDA is a financial ratio that measures a company’s value.

GOLDMAN SACHS CLOSED-END FUNDS

Looking Ahead

At the end of the Reporting Period, we believed the U.S. is well positioned in the global energy landscape, with growth potential across energy commodities. In our view, the U.S. midstream16 space is one of the most compelling areas in which to invest as it stands to benefit, we believe, from long-term secular growth trends in U.S. commodity volumes.

In terms of crude oil, we expect the market to become structurally balanced in 2017, driven by ongoing demand growth and slowing global supply growth. More specifically, we expect demand to continue to increase at an annual pace of approximately one million barrels per day, driven by greater consumption in developing economies, and we believe global supply growth will likely be more moderate than in the past. The lack of large upstream17 capital expenditures outside of the U.S. has reduced the number of new crude oil projects, which is unlikely, in our opinion, to be enough to offset natural decline rates18 on existing production. Consistent with the views of the U.S. Energy Information Administration (EIA), we expect U.S. shale production to grow in 2017. We note that U.S. rig counts, a leading indicator of production, are up approximately 50% at the end of the Reporting Period from their lows in May 2016.19 We expect U.S. shale production to be a significant source of new supply, as U.S. shale project lead times are typically much shorter than those elsewhere in the world. Given that U.S. shale production remains, in our view, the fast-cycle source of supply, we believe it will grow during the next several years to meet relatively rising global demand and in response to natural decline rates. The U.S. EIA forecasts a compound annual growth rate of 3% for U.S. crude oil production overall between 2016 and 2020.20 Additionally, OPEC’s announced production cuts may accelerate the crude oil markets’ transition from oversupply to undersupply, which could, in our view, lead to more rapid rebounds in WTI crude oil prices and U.S. production growth than investors expect.

Beyond crude oil, we remain constructive on natural gas and NGLs, as we believe there continues to be strong secular demand growth underpinned by multiple demand channels. We expect an ongoing tailwind for natural gas demand from U.S. electricity generators given that plants are increasingly fueled by natural gas rather than coal. In addition, we believe export demand should continue to grow, as exports to Mexico have nearly doubled in the last two years and LNG exports, which began in early 2016, should grow rapidly during the next several years, in our view. We also expect growth in the petrochemical market to boost demand for U.S.-produced NGLs since new petrochemical processing plants are anticipated to come online in the next few years.

Overall, our view of the energy MLP sector was more positive at the end of the Reporting Period than it was at the beginning, given that higher commodity prices are likely to drive

[16]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[17]	The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[18]	The natural decline rate is the decline in oil and gas production that takes place over a period of time without taking into account an increase in production resulting from enhanced oil recovery techniques.

[19]	Source: Baker Hughes.

[20]	Source: U.S. Energy Information Administration.

GOLDMAN SACHS CLOSED-END FUNDS

future U.S. production growth. As U.S. production continues to grow across energy commodities, we believe energy MLPs will benefit as increased volumes equate to increased cash flow. An additional tailwind for the sector may be an acceleration in merger and acquisition activity, driven by consolidation and simplification transactions.21 Consolidation transactions may be attractive for companies seeking to gain access to faster-growing basins, such as the Permian Basin for crude oil and the Marcellus and Utica Basins for natural gas. Simplification transactions could be viable for general partners that have underlying energy MLPs with relatively higher costs of capital. Such transactions could make the limited partnership’s cost of capital more competitive, enabling more accretive growth to limited partnership unit holders.

In terms of distribution growth, we grew more positive about the outlook during the Reporting Period as energy MLPs took action to strengthen their balance sheets and coverage ratios.22 At the end of the Reporting Period, the 12-month weighted average of consensus estimates for the distribution growth of Alerian Index constituents was 6%,23 which is in line with our long-term distribution growth estimates. (By comparison, the 12-month weighted average of consensus estimates for the distribution growth of Cushing® MLP High Income Index constituents was 6.3%.)23 However, we expect select companies to potentially deliver more than 20% distribution growth. We also believe there is likely to be a wide dispersion in distribution growth with the energy MLP universe.

Regarding valuations, the energy infrastructure sector has historically been measured by the spread (or yield differential) between energy MLPs and 10-year U.S. Treasury notes. At the end of the Reporting Period, this spread was 5.1%, which is more attractive in our view than the historical average of 4.0%. In terms of estimated EV/EBITDA, the energy MLP sector traded at approximately 11.7x at the close of the Reporting Period, less than the average of 12.4x after the 2008-2009 financial crisis. Also, compared to other income-producing equities at the end of the Reporting Period, energy MLPs traded at a premium of 2.3x relative to utilities stocks (compared to the historical average premium of 3.3x) and at a discount of 5.1x to REITs (compared to the historical average discount of 3.5x).24 In our view, energy MLPs should continue to trade at a premium to utilities because they offer tax advantages that utilities do not.

[21]	A simplification transaction is when multiple entities controlled by the same corporate parent simplify their corporate structure through actions such as mergers, acquisitions or reduction of incentive distribution rights.

[22]	Coverage ratio is a measure of a company’s ability to fulfill its financial obligations.

[23]	Source: Bloomberg.

[24]	Source: Bloomberg, Wells Fargo. Forward year EV/EBITDA estimates.

PORTFOLIO RESULTS

Goldman Sachs MLP and Energy Renaissance Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnership (“MLP”) and other energy investments. The Fund intends to use leverage to seek to achieve its investment objective. It concentrates its investments in the energy sector, with an emphasis on midstream MLP investments. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLPs and other energy investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units (“I Units”) and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities (“PIPEs”) issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes (“ETNs”). The Fund’s other energy investments may include equity and fixed income securities of U.S. and non-U.S. companies other than MLPs that (i) are classified by a third party as operating within the oil and gas storage, transportation, refining, marketing, drilling, exploration or production sub-industries or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, the exploration, development, production, gathering, transportation (including marine), transmission, terminal operation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal, electricity or other energy sources, energy-related equipment or services.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP and Energy Renaissance Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s average annual total return based on its net asset value (“NAV”) was 12.13%. The Fund’s average annual total return based on market price was 4.20% for the same period. By way of reference, the Alerian Index[1] had an average annual total return of 9.26% during the Reporting Period. By comparison, the Cushing® MLP High Income Index[2] had an average annual total return of 5.37% during the Reporting Period. As of November 30, 2016, the Fund’s NAV was $7.56, and its market price was $7.09.

[1]	Source: Alerian. The Alerian Index is a composite of prominent energy MLPs that captures about 85% of the total float-adjusted market capitalization of the energy MLP sector.

[2]	Source: Cushing® Asset Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared dividends totaling $0.64 per unit. We note that this reflects a decrease of approximately 52% compared to the $1.325 per unit of declared dividends for the 12 months ended November 30, 2015. As of November 30, 2016, the Fund’s current annualized distribution rate based on its NAV was 8.47%. The Fund’s current annualized distribution rate based on its market price was 9.03% on November 30, 2016.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

As volatility in the commodity markets increased, the dispersion of individual stock returns, security selection and the overall macro environment drove the Fund’s performance during the Reporting Period. Volatility was generally magnified in investments that had greater exposure to

PORTFOLIO RESULTS

commodities, making them the worst performers during the commodity price downturn and the best performers during the subsequent recovery. In addition, the Fund’s use of leverage had a positive impact on its performance during the Reporting Period.

In terms of its exposures, the Fund benefited from its positioning in natural gas and natural gas liquids (“NGLs”) infrastructure and the liquids pipelines and terminalling subsectors.[3] Within these subsectors, the Fund held what we considered to be high quality companies well positioned to benefit from exposure to basins which, in our view, had the most attractive well economics, potentially leading to stronger production volumes. Conversely, the Fund was hurt by positions in the marine transportation subsector and the offshore oilfield services subsector. Both subsectors faced a challenging economic backdrop due to an oversupply of marine transportation ships and a sharp reduction in offshore capital expenditures amid the downturn in commodity prices early in the Reporting Period.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	Investments in Targa Resources Corp.; DCP Midstream Partners, LP; and ONEOK Partners LP added most to the Fund’s results.

Targa Resources Corp. (TRGP) was a top contributor during the Reporting Period. TRGP, through its subsidiaries, operates natural gas and NGL midstream[4] assets. TRGP was a notable contributor due to its substantial exposure to commodity prices, which rallied strongly after declining during the first few months of the Reporting Period. The company’s exposure to the Permian Basin, one of the fastest growing basins in the U.S., also helped performance. The Fund continued to hold TRGP at the end of the Reporting Period.

Another leading contributor during the Reporting Period was DCP Midstream Partners, LP (DPM), which provides processing, transportation, fractionation[5] and storage services to producers and consumers of natural gas and NGLs. The

[3]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Index.

[4]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[5]	Fractionation is the process used to separate the base components of natural gas liquids.

company operates in three business segments: natural gas services, NGL logistics and wholesale propane logistics. DPM benefited from its exposure to commodities, which appreciated sharply after reaching lows in February 2016. At the end of the Reporting Period, we maintained the Fund’s position in DPM.

The Fund also benefited from an investment in ONEOK Partners LP (OKS), which owns and operates natural gas and NGL midstream assets with exposure to most major basins in the U.S. OKS performed well during the Reporting Period, as the company was able to execute on a strategic initiative to improve its distribution coverage ratio, reduce debt on its balance sheet and increase fee-based revenues. The Fund continued to hold a position in OKS at the end of the Reporting Period.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	During the Reporting Period, Teekay Offshore Partners LP; Targa Resources Partners LP; and Seadrill Partners LLC detracted most from the Fund’s performance.

Teekay Offshore Partners LP (TOO), which provides marine transportation and storage services to the offshore oil industry, was a top detractor from the Fund’s returns. TOO’s unit price declined after the company announced it was cutting its distribution in December 2015 to free up cash flow in order to fund capital expenditure plans. The Fund exited its position in TOO during the Reporting Period.

The Fund was hampered by its investment in Targa Resources Partners LP (NGLS), an energy MLP with a publicly traded general partner, Targa Resources Corp. (TRGP), that operates natural gas and NGL midstream assets. NGLS was acquired by TRGP on February 17, 2016, close to the energy MLP market low of the Reporting Period, as TRGP simplified its corporate structure. Because the transaction took place so close to the market bottom, NGLS was one of the Fund’s key detractors. At the end of the Reporting Period, the Fund no longer held a position in NGLS.

Another notable detractor during the Reporting Period was Seadrill Partners LLC (SDLP), which owns and operates offshore drilling rigs. SDLP detracted from Fund returns as the downturn in oil prices challenged the offshore industry. After SDLP cut its distribution in December 2015, making its distribution yield less attractive, we eliminated the Fund’s position in the name.

PORTFOLIO RESULTS

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Plains All American Pipeline LP (PAA). PAA is primarily involved in intrastate crude oil pipeline transportation and terminalling storage activities as well as crude oil gathering. In our view, PAA has underutilized assets with crude oil exposure in the Permian Basin, which could provide operating leverage during a recovery in crude oil prices. We consider the Permian Basin one of the fastest growing basins in the U.S.

Another purchase made during the Reporting Period was Western Refining Logistics LP (WNRL), which operates terminals, storage tanks and other logistics assets serving the refining industry. The position was initiated after the company took action to strengthen its balance sheet, including making an equity offering. Additionally, WNRL’s parent company Western Refining (WNR) announced the acquisition of Northern Tier Energy LP (NTI), giving WNR more potential drop-down[6] assets for WNRL.

As mentioned previously, the Fund exited its position in Teekay Offshore Partners LP (TOO) after the company cut its distribution. Because of the distribution cut, we no longer considered TOO’s yield attractive relative to other potential investments.

The Fund also sold its investment in Northern Tier Energy LP (NTI). NTI is an independent downstream[7] energy company with refining, retail and pipeline operations. It also owns storage and transportation assets. The Fund’s position in NTI was eliminated early in the Reporting Period during the commodity market downturn, as we sought to reallocate capital from more cyclical businesses to higher fee-based contractual businesses.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

[6]	Drop-down refers to the act of a parent company selling energy MLP-qualified assets to the associated energy MLP.

[7]	The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the by- products down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund as well the leverage attributable to similar transactions entered into by the Fund and reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a margin facility.[8] The use of this leverage added to the Fund’s performance during the Reporting Period, averaging approximately 28% of the Fund’s managed assets. As the sector appreciated, the Fund sought to increase the amount of dollars borrowed in order to enhance returns in a recovering market. The proceeds from borrowings were generally invested in securities with an objective of growing cash flows for the Fund. During the Reporting Period, the Fund’s leverage was maintained at a level between 25 - 33%. As of November 30, 2016, the margin facility represented 29.95% of the Fund’s managed assets.

[8]	The Goldman Sachs MLP and Energy Renaissance Fund currently has a fixed/floating rate margin loan facility with a major financial institution, which it entered into on July 27, 2015.

FUND BASICS

Goldman Sachs MLP and Energy Renaissance Fund

as of November 30, 2016

FUND SNAPSHOT
As of November 30, 2016
Market Price[1]	$7.09
Net Asset Value (NAV)[1]	$7.56
Premium (Discount) to NAV[2]	-6.22%
Leverage[3]	29.95%
Distribution Rate – Market Price[4]	9.03%
Distribution Rate – NAV[4]	8.47%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially, and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

FUND BASICS

PERFORMANCE REVIEW
December 1, 2015–November 30, 2016	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]
Common Shares	12.13%	4.20%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes tax expense/benefit and operating expenses incurred by the Fund. Operating expenses include all management fees, custody fees, interest expense, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

TOP TEN HOLDINGS AS OF 11/30/16[6]
Holding	% of Net Assets	Line of Business
Targa Resources Corp.	15.9%	General Partner
Energy Transfer Partners LP	14.8	Diversified Midstream
DCP Midstream Partners LP	14.5	Natural Gas and NGL Infrastructure
ONEOK Partners LP	12.3	Natural Gas and NGL Infrastructure
NuStar Energy LP	11.4	Liquids, Pipelines & Terminalling
Plains All American Pipeline LP	10.6	Liquids, Pipelines & Terminalling
Williams Partners LP	6.4	Diversified Midstream
Enviva Partners LP	4.1	Other
Western Refining Logistics LP	4.0	Liquids, Pipelines & Terminalling
TransMontaigne Partners LP	3.7	Liquids, Pipelines & Terminalling

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Index.

PORTFOLIO RESULTS

Goldman Sachs MLP Income Opportunities Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships (“MLPs”). The Fund intends to use leverage to seek to achieve its investment objective. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLP investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units (“I-Units”) and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities (“PIPEs”) issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes (“ETNs”). The Fund currently expects to concentrate its investments in the energy sector, with an emphasis on midstream MLP investments, including companies that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Income Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s average annual total return based on its net asset value (“NAV”) was 9.26%. The Fund’s average annual total return based on market price was 2.95% for the same period. By way of reference, the Alerian Index[1] had an average annual total return of 9.26% during the Reporting Period. By comparison, the Cushing® MLP High Income Index[2] had an average annual total return of 5.37% during the Reporting Period. As of November 30, 2016, the Fund’s NAV was $10.25, and its market price was $9.61.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared dividends totaling $0.84 per unit. We note that this reflects a decrease of approximately 38% compared to the $1.365 per unit of declared dividends for the 12 months ended November 30, 2015. As of November 30, 2016, the Fund’s current annualized distribution rate based on its NAV was 8.20%. The Fund’s current annualized distribution rate based on its market price was 8.74% on November 30, 2016.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	As volatility in the commodity markets increased, the dispersion of individual stock returns, security selection and the overall macro environment drove the Fund’s performance during the Reporting Period. Volatility was generally magnified in investments that had greater exposure to commodities, making them the worst performers during the commodity price downturn and the best performers during the subsequent recovery. In addition, the Fund’s use of leverage had a positive impact on its performance during the Reporting Period.

In terms of its exposures, the Fund benefited from its positioning in natural gas and natural gas liquids (“NGLs”) infrastructure and the liquids pipelines and terminalling subsectors.[3] Within these subsectors, the Fund held what we considered to be high quality companies well positioned to

[1]	Source: Alerian. The Alerian Index is a composite of prominent energy MLPs that captures about 85% of the total float-adjusted market capitalization of the energy MLP sector.

[2]	Source: Cushing® Capital Management. The Cushing® MLP High Income Index tracks the performance of 30 publicly traded energy and shipping MLP securities with an emphasis on current yield.

[3]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Index.

PORTFOLIO RESULTS

benefit from exposure to basins which, in our view, had the most attractive well economics, potentially leading to stronger production volumes. Conversely, the Fund was hurt by positions in the marine transportation subsector and the subsector of the energy MLP universe known as “other.” The marine transportation subsector faced a challenging economic backdrop during the Reporting Period, as an oversupply of marine transportation ships caused day rates to fall. The “other” subsector, which includes mostly downstream[4] companies and energy MLPs with variable distribution policies, underperformed as commodity prices rallied.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, investments in Targa Resources Corp.; DCP Midstream Partners, LP; and ONEOK Partners LP added most to the Fund’s results.

Targa Resources Corp. (TRGP) was a top contributor during the Reporting Period. TRGP, through its subsidiaries, operates natural gas and NGL midstream[5] assets. TRGP was a notable contributor due to its substantial exposure to commodity prices, which rallied strongly after declining during the first few months of the Reporting Period. The company’s exposure to the Permian Basin, one of the fastest growing basins in the U.S., also helped performance. The Fund continued to hold TRGP at the end of the Reporting Period.

Another leading contributor during the Reporting Period was DCP Midstream Partners, LP (DPM), which provides processing, transportation, fractionation[6] and storage services to producers and consumers of natural gas and NGLs. The company operates in three business segments: natural gas services, NGL logistics and wholesale propane logistics. DPM benefited from its exposure to commodities, which appreciated sharply after reaching lows in February 2016. At the end of the Reporting Period, we maintained the Fund’s position in DPM.

The Fund also benefited from an investment in ONEOK Partners LP (OKS), which owns and operates natural gas and NGL midstream assets with exposure to most major basins in the U.S. OKS performed well during the Reporting Period, as the company was able to execute on a strategic initiative to improve its distribution coverage ratio, reduce debt on its balance sheet and increase fee-based revenues. The Fund continued to hold a position in OKS at the end of the Reporting Period.

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	During the Reporting Period, Teekay Offshore Partners LP; CSI Compressco LP; and Targa Resources Partners LP detracted most from the Fund’s performance.

Teekay Offshore Partners LP (TOO), which provides marine transportation and storage services to the offshore oil industry, was a top detractor from the Fund’s returns. TOO’s unit price declined after the company announced it was cutting its distribution in December 2015 to free up cash flow in order to fund capital expenditure plans. The Fund exited its position in TOO during the Reporting Period.

Another key detractor was CSI Compressco LP (CCLP), a provider of compression-based production services to natural gas and oil exploration and production companies. Because CCLP provides services directly to the exploration and production industry, its earnings were hurt by reduced drilling activity during the Reporting Period. In particular, the holding detracted from Fund performance early in the Reporting Period during the downturn in commodity prices. We trimmed the Fund’s position but continued to hold the name at the end of the Reporting Period.

The Fund was also hampered during the Reporting Period by its investment in Targa Resources Partners LP (NGLS), an energy MLP with a publicly traded general partner, Targa Resources Corp. (TRGP), that operates natural gas and NGL midstream assets. NGLS was acquired by TRGP on February 17, 2016, close to the energy MLP market low of the Reporting Period, as TRGP simplified its corporate structure. Because the transaction took place so close to the market bottom, NGLS was one of the Fund’s key detractors. At the end of the Reporting Period, the Fund no longer held a position in NGLS.

[4]	The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the by-products down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources.

[5]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[6]	Fractionation is the process used to separate the base components of natural gas liquids.

PORTFOLIO RESULTS

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Plains All American Pipeline (PAA). PAA is involved primarily in intrastate crude oil pipeline transportation and terminalling storage activities as well as crude oil gathering. In our view, PAA has underutilized assets with crude oil exposure in the Permian Basin, which could provide operating leverage during a recovery in crude oil prices. We consider the Permian Basin one of the fastest growing basins in the U.S.

Another purchase made during the Reporting Period was Tesoro Logistics LP (TLLP) which operates crude oil gathering systems and refined products terminals and storage. The Fund established a position in TLLP, as we consider its relatively high distribution yield attractive because of our positive views on its distribution growth prospects. TLLP has a strong and supportive general partner, Tesoro Corp. (TSO), that we believe can continue to support TLLP’s distribution growth through drop-down[7] asset sales.

A notable sale during the Reporting Period was Global Partners LP (GLP). GLP stores, distributes and markets energy products across the northeastern U.S. It serves wholesalers, retailers and commercial customers. GLP was sold in January 2016 due to our concerns about the sustainability of the company’s distribution, which we believed could negatively impact the security’s price. After the Fund exited the position, the company did indeed cut the distribution.

In addition, as mentioned previously, the Fund sold its position in Teekay Offshore Partners LP (TOO) after the company cut its distribution. Because of the distribution cut, we no longer considered TOO’s yield attractive relative to other potential investments.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund as well the leverage attributable to similar transactions entered into by the Fund and reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a margin facility.[8] The use of this leverage added to the Fund’s performance during the Reporting Period, averaging approximately 27% of the Fund’s managed assets. As the sector appreciated, the Fund sought to increase the amount of dollars borrowed in order to enhance returns in a recovering market. The proceeds from borrowings were generally invested in securities with an objective of growing cash flows for the Fund. During the Reporting Period, the Fund’s leverage was maintained at a level between 22 - 31%. As of November 30, 2016, the margin facility represented 29.80% of the Fund’s managed assets.

[7]	Drop-down refers to the act of a parent company selling energy MLP-qualified assets to the associated energy MLP.

[8]	The Goldman Sachs MLP Income Opportunities Fund currently has a fixed/floating rate margin loan facility with a major financial institution, which it entered into on July 24, 2015.

FUND BASICS

Goldman Sachs MLP Income Opportunities Fund

as of November 30, 2016

FUND SNAPSHOT
As of November 30, 2016
Market Price[1]	$9.61
Net Asset Value (NAV)[1]	$10.25
Premium (Discount) to NAV[2]	-6.24%
Leverage[3]	29.80%
Distribution Rate – Market Price[4]	8.74%
Distribution Rate – NAV[4]	8.20%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially, and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

FUND BASICS

PERFORMANCE REVIEW
December 1, 2015–November 30, 2016	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]
Common Shares	9.26%	2.95%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes tax expense/benefit and operating expenses incurred by the Fund. Operating expenses include all management fees, custody fees, interest expense, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

TOP TEN HOLDINGS AS OF 11/30/16[6]
Holding	% of Net Assets	Line of Business
Targa Resources Corp.	11.4%	General Partner
DCP Midstream Partners LP	10.3	Natural Gas and NGL Infrastructure
Hoegh LNG Partners LP	9.9	Marine Transportation and Services
Williams Partners LP	8.9	Diversified Midstream
ONEOK Partners LP	7.9	Natural Gas and NGL Infrastructure
Energy Transfer Partners LP	6.9	Diversified Midstream
AmeriGas Partners LP	6.7	Retail Propane
Plains All American Pipeline LP	6.3	Liquids, Pipelines & Terminalling
Holly Energy Partners LP	5.0	Liquids, Pipelines & Terminalling
CSI Compressco LP	4.7	Other

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Index.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Schedule of Investments

November 30, 2016

Shares	Description	Value
Common Stocks – 142.6%
Diversified Midstream – 24.3%
305,128	CorEnergy Infrastructure Trust, Inc.	$9,986,839
569,306	Enable Midstream Partners LP	8,892,560
2,512,356	Energy Transfer Partners LP	88,233,943
1,040,000	Williams Partners LP	37,960,000

		145,073,342

Exploration and Production – 4.1%
1,150,949	Archrock Partners LP	18,346,127
570,389	Sanchez Production Partners LP	6,274,279

		24,620,406

General Partner – 15.8%
1,777,687	Targa Resources Corp.	94,732,940

Liquids, Pipelines & Terminalling – 51.9%
367,000	Arc Logistics Partners LP	5,413,250
299,168	Buckeye Partners LP	19,248,469
448,159	CrossAmerica Partners LP	11,652,134
1,422,450	NuStar Energy LP	67,907,763
1,026,537	PBF Logistics LP	19,144,915
214,812	Phillips 66 Partners LP	9,694,465
1,923,227	Plains All American Pipeline LP	63,370,330
459,734	Sprague Resources LP	10,367,002
816,539	Sunoco Logistics Partners LP	19,343,809
583,068	Sunoco LP	14,051,939
514,391	TransMontaigne Partners LP	21,856,474
334,589	Valero Energy Partners LP	13,524,087
598,541	VTTI Energy Partners LP	10,683,957
1,152,760	Western Refining Logistics LP	23,746,856

		310,005,450

Marine Transportation and Services – 1.9%
135,471	Golar LNG Partners LP	3,018,294
389,087	KNOT Offshore Partners LP	8,482,096

		11,500,390

Natural Gas and NGL Infrastructure – 34.7%
371,430	Antero Midstream Partners LP	10,463,183
2,506,682	DCP Midstream Partners LP	86,806,398
118,198	EQT Midstream Partners LP	8,655,640
1,763,840	ONEOK Partners LP	73,728,512
494,891	Rice Midstream Partners LP (PIPE)(a)	10,042,130
133,743	Summit Midstream Partners LP	3,002,530
135,116	Western Gas Equity Partners LP	5,801,881
150,000	Western Gas Partners LP	8,560,500

		207,060,774

Common Stocks – (continued)
Retail Propane – 3.5%
465,025	AmeriGas Partners LP	20,870,322

Other – 6.4%
1,413,342	CSI Compressco LP	14,133,420
864,980	Enviva Partners LP(b)	24,392,436

		38,525,856

TOTAL COMMON STOCKS
(Cost $788,501,266)		$852,389,480

Shares	Rate	Value
Preferred Stock – 0.5%
Other – 0.5%
CSI Compressco LP
249,508	11.000%	$2,746,834
(Cost $2,851,877)

Investment Company(b)(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
860	0.300%	$860
(Cost $860)

TOTAL INVESTMENTS – 143.1%
(Cost $791,354,003)		$855,137,174

BORROWINGS – (42.8)%		(255,500,000)

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(2,079,306)

NET ASSETS – 100.0%		$597,557,868

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Restricted securities represents approximately 1.7% of net assets as of November 30, 2016. See additional details below:

Restricted Security	Acquisition Date	Cost
Rice Midstream Partners LP (PIPE)	9/29/2016	$10,522,867

(b)	Represents an affiliated issuer/fund.
(c)	Variable or floating rate security. Interest rate disclosed is that which is in effect on November 30, 2016.

Investment Abbreviations:
LP	—Limited Partnership
PIPE	—Private Investment in Public Equity

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments

November 30, 2016

Shares	Description	Value
Common Stocks – 140.9%
Coal – 1.4%
274,390	Alliance Resource Partners LP	$6,503,043

Diversified Midstream – 18.8%
209,844	CorEnergy Infrastructure Trust, Inc.	6,868,194
430,694	Enable Midstream Partners LP	6,727,440
895,141	Energy Transfer Partners LP	31,437,352
1,110,396	Williams Partners LP	40,529,454

		85,562,440

Exploration and Production – 2.7%
452,288	Archrock Partners LP	7,209,471
429,611	Sanchez Production Partners LP	4,725,721

		11,935,192

General Partner – 11.5%
977,689	Targa Resources Corp.	52,101,047

Liquids, Pipelines & Terminalling – 50.4%
319,999	Arc Logistics Partners LP	4,719,985
98,485	Buckeye Partners LP	6,336,525
646,582	CrossAmerica Partners LP	16,811,132
365,249	Delek Logistics Partners LP	9,332,112
710,493	Holly Energy Partners LP	22,920,504
246,606	MPLX LP	8,101,007
434,068	NuStar Energy LP	20,722,406
1,088,916	PBF Logistics LP	20,308,283
171,437	Phillips 66 Partners LP	7,736,952
873,344	Plains All American Pipeline LP	28,776,685
874,304	Sprague Resources LP(a)	19,715,555
433,835	Sunoco Logistics Partners LP	10,277,551
529,750	Sunoco LP	12,766,975
274,951	Tesoro Logistics LP	12,958,441
167,283	Valero Energy Partners LP	6,761,579
455,113	VTTI Energy Partners LP	8,123,767
627,251	Western Refining Logistics LP	12,921,371

		229,290,830

Marine Transportation and Services – 16.0%
385,742	Capital Product Partners LP	1,118,652
506,836	Golar LNG Partners LP	11,292,306
2,394,485	Hoegh LNG Partners LP(a)	45,255,767
695,695	KNOT Offshore Partners LP	15,166,151

		72,832,876

Natural Gas and NGL Infrastructure – 28.7%
330,930	Cone Midstream Partners LP	7,379,739
1,357,023	DCP Midstream Partners LP	46,993,706
93,547	EQT Midstream Partners LP	6,850,447
861,688	ONEOK Partners LP	36,018,558
85,432	Rice Midstream Partners LP	1,841,060
278,376	Rice Midstream Partners LP (PIPE)(b)	5,648,694
658,431	Summit Midstream Partners LP	14,781,776
105,725	Western Gas Equity Partners LP	4,539,831
114,424	Western Gas Partners LP	6,530,178

		130,583,989

Common Stocks – (continued)
Retail Propane – 6.7%
678,168	AmeriGas Partners LP	30,436,180

Other(a) – 4.7%
2,119,812	CSI Compressco LP	21,198,120

TOTAL COMMON STOCKS
(Cost $582,235,141)		$640,443,717

Shares	Rate	Value
Preferred Stock – 0.5%
Other(a) – 0.5%
CSI Compressco LP
187,937	11.000%	$2,068,998
(Cost $2,148,120)

Investment Company(a)(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,020	0.300%	$1,020
(Cost $1,020)

TOTAL INVESTMENTS – 141.4%
(Cost $584,384,281)		$642,513,735

BORROWINGS – (42.6)%		(193,500,000)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 1.2%		5,553,505

NET ASSETS – 100.0%		$454,567,240

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer/fund.
(b)	Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Restricted securities represents approximately 1.2% of net assets as of November 30, 2016. See additional details below:

Restricted Security	Acquisition Date	Cost
Rice Midstream Partners LP (PIPE)	9/29/16	$5,919,109

(c)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2016.

Investment Abbreviations:
LP	—Limited Partnership
PIPE	—Private Investment in Public Equity

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Assets and Liabilities

November 30, 2016

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Assets:
Investments of unaffiliated issuers, at value (cost $776,129,596 and $485,449,297)	$830,743,878	$554,274,275
Investments of affiliated issuers, at value (cost $15,224,407 and $99,014,984)	24,393,296	88,239,460
Cash	815,598	3,241,505
Prepaid state and local income taxes	236,690	57,781
Receivables:
Investments sold	419,345	1,673,083
Dividends	118,149	66,995
Current taxes	802,399	9,247,562
Other assets	42,618	38,799
Total assets	857,571,973	656,839,460

Liabilities:
Payables:
Borrowings on credit facility	255,500,000	193,500,000
Interest on borrowing	993,700	737,643
Management fees	685,280	521,187
Investments purchased	427,341	1,835,452
Deferred taxes, net	1,439,661	4,882,665
Accrued expenses	968,123	795,273
Total liabilities	260,014,105	202,272,220

Net Assets:
Paid-in capital	1,317,802,345	706,341,368
Undistributed (distributions in excess of) net investment income (loss), net of taxes	984,237	(19,644,871)
Accumulated net realized loss, net of taxes	(785,139,634)	(291,435,532)
Net unrealized gain, net of taxes	63,910,920	59,306,275
NET ASSETS	$597,557,868	$454,567,240
Shares Outstanding $0.001 par value (unlimited shares authorized):	79,019,350	44,344,020
Net asset value	$7.56	$10.25

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Operations

For the Fiscal Year Ended November 30, 2016

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Investment income:
Dividends — unaffiliated issuers	$69,289,427	$44,212,756
Dividends — affiliated issuers	1,758,108	9,028,087
Less: Return of Capital on Dividends	(65,967,184)	(45,420,580)
Interest	—	26,561
Total investment income	5,080,351	7,846,824

Expenses:
Management fees	7,157,059	5,569,927
Interest on borrowings	6,392,666	4,436,402
Professional fees	539,748	487,220
Franchise Tax expense	333,557	226,137
Trustee fees	295,815	290,568
Printing and mailing costs	83,935	72,833
Amortization of deferred financing costs	81,861	81,861
Custody, accounting and administrative services	78,431	74,820
Transfer Agency fees	17,550	15,046
Other	376,545	394,143
Total operating expenses, before income taxes	15,357,167	11,648,957
Less — expense reductions	(14,617)	(10,414)
Net operating expenses, before income taxes	15,342,550	11,638,543
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(10,262,199)	(3,791,719)
Current and deferred tax benefit/(expense)	1,968	(77,844)
NET INVESTMENT LOSS, NET OF TAXES	(10,260,231)	(3,869,563)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(385,745,781)	(226,946,238)
Investments — affiliated issuers	292,789	(8,558,937)
Current and deferred tax expense	(1,569,378)	(5,316,078)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	419,511,382	264,502,502
Investments — affiliated issuers	37,446,176	8,933,432
Current and Deferred tax benefit	127,749	4,979,526
Net realized and unrealized gain (loss), net of taxes	70,062,937	37,594,207
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,802,706	$33,724,644

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statements of Changes in Net Assets

	MLP and Energy Renaissance Fund
	For the Fiscal Year Ended November 30, 2016	For the Fiscal Year Ended November 30, 2015
From operations:
Net investment income (loss), net of taxes	$(10,260,231)	$7,179,817
Net realized loss, net of taxes	(387,022,370)	(364,343,659)
Net change in unrealized gain (loss), net of taxes	457,085,307	(201,546,654)
Net increase (decrease) in net assets resulting from operations	59,802,706	(558,710,496)

Distributions to shareholders:
From return of capital	(50,543,858)	(103,775,302)
Total distributions to shareholders	(50,543,858)	(103,775,302)

From share transactions:
Reinvestment of distributions	846,844	7,321,118
Net increase in net assets resulting from share transactions	846,844	7,321,118
TOTAL INCREASE (DECREASE)	10,105,692	(655,164,680)

Net assets:
Beginning of year	587,452,176	1,242,616,856
End of year	$597,557,868	$587,452,176
Undistributed net investment income, net of taxes	$984,237	$11,244,468

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statements of Changes in Net Assets

	MLP Income Opportunities Fund
	For the Fiscal Year Ended November 30, 2016	For the Fiscal Year Ended November 30, 2015
From operations:
Net investment income (loss), net of taxes	$(3,869,563)	$1,163,563
Net realized loss, net of taxes	(240,821,253)	(69,647,188)
Net change in unrealized gain (loss), net of taxes	278,415,460	(262,891,431)
Net increase (decrease) in net assets resulting from operations	33,724,644	(331,375,056)

Distributions to shareholders:
From return of capital	(37,248,976)	(60,364,529)
Total distributions to shareholders	(37,248,976)	(60,364,529)

From share transactions:
Reinvestment of distributions	—	2,996,459
Net increase in net assets resulting from share transactions	—	2,996,459
TOTAL DECREASE	(3,524,332)	(388,743,126)

Net assets:
Beginning of year	458,091,572	846,834,698
End of year	$454,567,240	$458,091,572
Distributions in excess of net investment loss, net of taxes	$(19,644,871)	$(15,775,308)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statement of Cash Flows

For the Fiscal Year Ended November 30, 2016

Increase/(Decrease) in cash – Cash flows provided by operating activities:
Net increase in net assets from operations	$59,802,706
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments	(467,824,471)
Proceeds from sales of investments	486,181,913
Sales of short term investments, net	36,827,576
Increase in return of capital on dividends	65,967,184
(Increase) Decrease in Assets:
Receivable for investments sold	8,901,558
Receivable for dividends	23,313
Receivable for current taxes	367,145
Deferred financing costs	81,861
Prepaid state and local income tax	(236,690)
Other assets	142,218
Increase (Decrease) in Liabilities:
Payable for investments purchased	(45,561,402)
Payable for deferred taxes, net	1,439,661
Management fees payable	(90,957)
Interest on borrowing payable	(468,280)
Accrued expenses	126,030
Net realized (gain)/loss on:
Investments	385,452,992
Net change in unrealized (gain)/loss on:
Investments	(456,957,558)
Net cash provided by operating activities	74,174,799

Cash flows provided by financing activities:
Repayment of borrowing facility	(228,000,000)
Proceeds from borrowing facility	200,500,000
Cash distributions paid	(49,697,014)
Net cash used in financing activities	(77,197,014)
NET DECREASE IN CASH	$(3,022,215)

Cash:
Beginning of year	3,837,813
End of year	$815,598
Supplemental disclosure
Cash paid for interest and related fees	$6,860,946
Cash paid for income taxes	203,102
Reinvestment of distributions	846,844

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Cash Flows

For the Fiscal Year Ended November 30, 2016

Increase/(Decrease) in cash – Cash flows provided by operating activities:
Net increase in net assets from operations	$33,724,644
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments	(479,431,935)
Proceeds from sales of investments	466,009,754
Sales of short term investments, net	46,167,826
Increase in return of capital on dividends	45,420,580
(Increase) Decrease in Assets:
Receivable for investments sold	1,742,257
Receivable for dividends	134,110
Receivable for current taxes	3,232,858
Deferred financing costs	81,861
Prepaid state and local income tax	(57,781)
Other assets	297,393
Increase (Decrease) in Liabilities:
Payable for investments purchased	(34,133,159)
Payable for deferred taxes, net	834,827
Management fees payable	(52,250)
Interest on borrowing payable	(194,113)
Accrued expenses	14,810
Net realized (gain)/loss on:
Investments	235,505,175
Net change in unrealized (gain)/loss on:
Investments	(273,435,934)
Net cash provided by operating activities	45,860,923

Net Cash provided by financing activities:
Repayment of borrowing facility	(132,000,000)
Proceeds from borrowing facility	124,500,000
Cash distributions paid	(37,248,976)
Net cash used in financing activities	(44,748,976)
NET INCREASE IN CASH	$1,111,947

Cash:
Beginning of year	2,129,558
End of year	$3,241,505
Supplemental disclosure
Cash paid for interest and related fees	$4,630,515
Cash paid for income taxes	80,140
Cash received from income taxes refund	3,449,510

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from return of capital	Offering costs
FOR THE FISCAL YEAR ENDED NOVEMBER 30,
2016 - Common Shares	$7.45	$(0.13)	$0.88	$0.75	$(0.64)	$—
2015 - Common Shares	15.91	0.09	(7.22)	(7.13)	(1.33)	—

FOR THE PERIOD ENDED NOVEMBER 30,
2014 - Common Shares(g)	19.10	0.05	(2.88)	(2.83)	(0.32)	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Calculated by dividing the Fund’s Managed Assets (as defined in the Fund’s prospectus) by the amount of borrowings outstanding under the credit facility at period end.
(g)	Commenced operations on September 26, 2014.
(h)	Annualized with the exception of tax expenses.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

		Total return(b)			Ratio of expenses to average net assets
Net asset value, end of year	Market price, end of year	Based on market price	Based on net asset value	Net assets, end of year (in 000s)	After interest expense and tax (benefit)/ expense(c)		After interest expense and before tax (benefit)/ expense		Before interest expense and tax (benefit)/ expense		Ratio of net investment income/(loss) to average net assets(d)		Portfolio turnover rate(e)	Asset coverage, end of period per $1,000(f)

$7.56	$7.09	4.20%	12.13%	$597,558	3.29%		3.01%		1.75%		(2.01)%		64%	$3,339
7.45	7.52	(50.18)	(46.86)	587,452	2.25		2.31		1.62		0.75		113	3,076

15.91	17.11	(8.77)	(15.28)	1,242,617	1.65	(h)	1.60	(h)	1.30	(h)	1.69	(h)	36	3,761

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(b)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	Distributions to shareholders from return of capital	Total distributions	Offering costs
FOR THE FISCAL YEARS ENDED NOVEMBER 30,
2016 - Common Shares	$10.33	$(0.09)		$0.85		$0.76	$—	$(0.84)	$(0.84)	$—
2015 - Common Shares	19.19	0.03		(7.52)		(7.49)	—	(1.37)	(1.37)	—
2014 - Common Shares	19.06	—	(g)	1.42		1.42	(0.38)	(0.91)	(1.29)	—	(g)

FOR THE PERIOD ENDED NOVEMBER 30,
2013 - Common Shares(i)	19.10	—	(g)	—	(g)	—	—	—	—	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end.
(g)	Amount is less than $0.005 per share.
(h)	Amount is less than 0.005% per share.
(i)	Commenced operations on November 26, 2013.
(j)	Annualized with the exception of tax expenses.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

		Total return(a)			Ratio of expenses to average net assets
Net asset value, end of year	Market price, end of year	Based on market price	Based on net asset value	Net assets, end of year (in 000s)	After interest expense and tax (benefit)/ expense(c)	After interest expense and before tax (benefit)/ expense		Before interest expense and tax (benefit)/ expense		Ratio of net investment income/(loss) to average net assets(d)		Portfolio turnover rate(e)	Asset coverage, end of period per $1,000(f)

$10.25	$9.61	2.95%	9.26%	$454,567	3.00%	2.90%		1.80%		(0.96)%		83%	$3,349
10.33	10.25	(39.47)	(40.43)	458,092	(2.49)	2.24		1.62		0.17		66	3,279
19.19	18.74	(0.14)	7.31	846,835	5.76	1.75		1.41		—	(h)	54	3,813

19.06	20.00	4.71	(0.21)	787,362	1.11 (j)	1.11	(j)	1.11	(j)	(1.11	)(j)	—	—

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements

November 30, 2016

1. ORGANIZATION

The Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) are non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 as amended (the “1933 Act”). The Goldman Sachs MLP and Energy Renaissance Fund was organized as a Delaware statutory trust on July 7, 2014, and the Goldman Sachs MLP Income Opportunities Fund was organized as a Delaware statutory trust on June 18, 2013. The shares of the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “GER” and “GMZ”, respectively.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co., serves as investment adviser to each Fund pursuant to each Fund’s respective management agreement (each, an “Agreement”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, and dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjust the cost basis of the underlying partnerships accordingly.

C.  Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Distributions to Shareholders — While each Fund seeks to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses, in order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net investment income actually earned by the Fund. These distributions, which reduce each Fund’s NAV, could include a return of a shareholder’s invested capital. The Funds’ estimate that

GOLDMAN SACHS CLOSED-END FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Funds’ distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Funds’ operating results during the period and their final federal income tax characterization may differ.

The Funds may have to sell a portion of their investment portfolios to pay a distribution at a time when independent investment judgment might not dictate such action. Each Fund currently anticipates making distributions to its shareholders each fiscal quarter out of legally available funds. Under the 1940 Act, the Funds generally may not declare any dividend or other distribution on the Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or other distribution, such Fund has an asset coverage ratio of 300%. In addition, if the Fund privately arranged debt that is not intended to be publicly distributed (i.e. each Fund’s credit facility), it may be able to continue to pay dividends even if the asset coverage ratio on its indebtedness falls below 300%.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. These differences are primarily related to differing treatment items for GAAP and tax purposes such as the timing of income recognized from underlying investments, tax character of income recognized, and amounts and timing of recognition of gains and losses on investments.

E.  Income Taxes — The Funds do not intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as corporations. As a result, the Funds are obligated to pay federal, state and local income tax on their taxable income. The Funds invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Funds must report their allocable share of the MLPs’ taxable income or loss in computing their own taxable income or loss. The Funds’ tax expense or benefit is included in the Statements of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Funds will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for their future tax liability associated with the capital appreciation of their investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. The Funds may also record a deferred tax asset balance, which reflects an estimate of the Funds’ future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Funds have a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Funds’ valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Funds will modify their estimates or assumptions regarding the deferred tax liability or asset.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Unexpected significant decreases in cash distributions from the Funds’ MLP investments or significant declines in the fair value of their investments may change the Funds’ assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Funds’ NAV and results of operations in the period it is recorded. The Funds will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting.

It is the Funds’ policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations. The Funds anticipate filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Funds have reviewed all major jurisdictions and concluded that there is no significant impact on their net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on their tax returns.

Return of Capital Estimates — Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

GOLDMAN SACHS CLOSED-END FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price.

Private Investments in Public Equities — Private investments in public equities (“PIPEs”) are valued the same as other equity securities as noted above. A Liquidity Value Adjustment (LVA) may be applied to securities which are subject to externally imposed and legally enforceable trading restrictions or which convert to publicly traded securities in the future when certain conditions are met. An LVA is a discount to the market price of an issuer’s common stock, which is based on the length of the lock-up time period and volatility of the underlying security. PIPEs are classified as Level 2 until such time as the transfer restriction is removed.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund – Institutional Shares (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of November 30, 2016:

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
MLP’s
Europe	$22,184,347	$—	$—
North America	715,443,224	—	—
Corporations
North America	104,719,779	10,042,130	—
Preferred Stock(a)
North America	—	—	2,746,834
Investment Company	860	—	—
Total	$842,348,210	$10,042,130	$2,746,834

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
MLP’s
Europe	$35,700,876	$—	$—
North America	540,124,906	—	—
Corporations
North America	58,969,241	5,648,694	—
Preferred Stock(a)
North America		—	2,068,998
Investment Company	1,020	—	—
Total	$634,796,043	$5,648,694	$2,068,998

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS CLOSED-END FUNDS

4. TAXATION

Currently, the highest marginal federal income tax rate for a corporation is 35%. The Funds may also be subject to a 20% alternative minimum tax to the extent that their alternative minimum tax exceeds their regular federal income tax. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the fiscal year ended November 30, 2016 the Goldman Sachs MLP and Energy Renaissance Fund re-evaluated its blended state income tax rate, decreasing the rate from 2.51% to 1.90% due to anticipated state apportionment of income and gains. During the fiscal year ended November 30, 2016, the Goldman Sachs MLP Income Opportunities Fund re-evaluated its blended state income tax rate, decreasing the rate from 2.48% to 2.11% due to anticipated state apportionment of income and gains. The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

	Goldman Sachs MLP and Energy Renaissance Fund		Goldman Sachs MLP Income Opportunities Fund
Application of statutory income tax rate	$21,434,829	35.00%	$11,948,664	35.00%
State income taxes, net of federal benefit	1,163,605	1.90%	720,334	2.11%
Change in estimated state tax rate, net of federal tax (benefit)/expense	4,769,621	7.79%	987,598	2.89%
Effect of permanent differences	(391,956)	(0.64)%	(290,938)	(0.85)%
Tax credit adjustments	699,690	1.14%	—	—
Other Adjustments	34,845	0.06%	(62,418)	(0.18)%
Valuation Allowance	(26,270,973)	(42.90)%	(12,888,844)	(37.75)%
Total current and deferred income tax expense, net	$1,439,661	2.35%	$414,396	1.22%

At November 30, 2016, components of the Funds’ deferred tax assets and liabilities are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Deferred tax assets:
Net operating loss carryforward	$21,497,815	$3,839,660
Capital loss carryforward (tax basis) — see table below for expiration	286,478,442	108,140,200
Other tax assets	63,512	173,252
Valuation Allowance	(268,232,857)	(91,225,985)
Total Deferred Tax Assets	$39,806,912	$20,927,127
Deferred tax liabilities:
Book vs. tax partnership income to be recognized	$(22,906,410)	$(8,895,577)
Net unrealized gain on investment securities (tax basis)	(18,340,163)	(16,914,215)
Total Deferred Tax Liabilities	$(41,246,573)	$(25,809,792)

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2016

4. TAXATION (continued)

At November 30, 2016 Goldman Sachs MLP and Energy Renaissance Fund had net operating loss carryforwards, which may be carried forward for 20 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$1,747,993	November 30, 2035
November 30, 2016	56,511,669	November 30, 2036

At November 30, 2016 Goldman Sachs MLP Income Opportunities Fund had net operating loss carryforwards, which may be carried forward for 20 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$932,122	November 30, 2035
November 30, 2016	9,414,577	November 30, 2036

At November 30, 2016 Goldman Sachs MLP and Energy Renaissance Fund had capital loss carryforwards, which may be carried forward for 5 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2014	$35,048,132	November 30, 2019
November 30, 2015	373,457,576	November 30, 2020
November 30, 2016	367,858,634	November 30, 2021

At November 30, 2016 Goldman Sachs MLP Income Opportunities Fund had capital loss carryforwards, which may be carried forward for 5 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$85,905,943	November 30, 2020
November 30, 2016	205,498,529	November 30, 2021

The Funds review the recoverability of their deferred tax assets based upon the weight of the available evidence. When assessing, the Funds’ management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of their analysis of the recoverability of their deferred tax assets, the Funds recorded the following valuation allowances as of November 30, 2016:

Goldman Sachs MLP and Energy Renaissance Fund	$268,232,857
Goldman Sachs MLP Income Opportunities Fund	$91,225,985

GOLDMAN SACHS CLOSED-END FUNDS

4. TAXATION (continued)

At November 30, 2016, components of each Fund’s current and deferred tax expense/(benefits) are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund			Goldman Sachs MLP Income Opportunities Fund
	Current	Deferred	Total	Current	Deferred	Total
Federal	$—	$21,816,009	$21,816,009	$(306,779)	$12,145,950	$11,839,171
State	—	5,894,625	5,894,625	(113,652)	1,577,720	1,464,068
Valuation allowance	—	(26,270,973)	(26,270,973)	—	(12,888,843)	(12,888,843)
Total	$—	$1,439,661	$1,439,661	$(420,431)	$834,827	$414,396

At November 30, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities
Tax Cost	$743,357,842	$572,964,308
Gross unrealized gain	151,881,867	95,059,708
Gross unrealized loss	(40,102,535)	(25,510,281)
Net unrealized gain (loss)	$111,779,332	$69,549,427

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and timing differences related to the tax treatment of partnership investments.

For the fiscal year ended November 30, 2016, both the Goldman Sachs MLP and Energy Renaissance Fund’s distributions and the Goldman Sachs MLP Income Opportunities Fund distributions are estimated to be comprised of 100% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2017. For the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund, all tax years since inception remain open for examination by U.S. and state tax authorities. Management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under each Fund’s Agreement, GSAM manages each Fund, subject to the general supervision of the Board of Trustees.

As compensation for the services rendered pursuant to the respective Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of each Fund’s average daily managed assets for the

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fiscal year ended November 30, 2016. Managed assets are defined as total assets of the fund (including any assets attributable to borrowings for investment purposes) minus the sum of all accrued liabilities, (other than liabilities representing indebtedness for investment purposes).

The Funds invest in the Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended November 30, 2016, GSAM waived $14,617 and $10,414, respectively, of the Goldman Sachs MLP and Energy Renaissance Fund’s and Goldman Sachs MLP Income Opportunities Fund’s management fees.

B.  Other Transactions with Affiliates — For the fiscal year ended November 30, 2016, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the 1940 Act) of such Fund. The following tables provide information about the investment in shares of issuers of which the Funds are affiliates for the fiscal year ended November 30, 2016:

Goldman Sachs MLP and Energy Renaissance Fund
Name of Affiliated Issuer	Market Value 11/30/15	Purchases at Cost	Proceeds from Sales	Return of capital on dividends	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 11/30/16	Dividend Income
Enviva Partners LP	$12,996,383	$1,089,098	$(795,756)	$(1,737,214)	$292,789	$12,547,136	$24,392,436	$1,737,214
JP Energy Partners LP*	12,802,469	—	(9,140,562)	(816,546)	(24,837,039)	21,991,678	—	816,546
Navios Maritime Midstream Partners LP*	9,995,129	—	(7,905,612)	—	(4,996,878)	2,907,361	—	239,432

*	Security is no longer affiliated as of November 30, 2016.

Goldman Sachs MLP Income Opportunities Fund
Name of Affiliated Issuer	Market Value 11/30/15	Purchases at Cost	Proceeds from Sales	Return of capital on dividends	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 11/30/16	Dividend Income
CSI Compressco Partners LP	$38,237,430	$1,267,013	$(6,803,506)	$(3,194,409)	$(9,123,579)	$815,171	$21,198,120	$3,194,409
Hoegh LNG Partners LP	38,088,212	—	(18,747)	—	(1,253)	7,187,555	45,255,767	3,952,137
Sprague Resources LP	20,228,275	1,311,001	(1,532,136)	(1,867,306)	565,892	1,009,829	19,715,555	1,867,306
CSI Compressco Partners LP – preferred stock	—	2,148,120	—	—	—	(79,122)	2,068,998	—

GOLDMAN SACHS CLOSED-END FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in all affiliated funds for the fiscal year ended November 30, 2016.

Fund	Underlying Fund	Market Value at 11/30/15	Purchases at Cost	Proceeds from Sales	Market Value 11/30/16	Dividend Income
MLP and Energy Renaissance Fund	Goldman Sachs Financial Square Government Fund	$36,828,436	$324,640,485	$(361,468,061)	$860	$20,894
MLP Income Opportunities Fund	Goldman Sachs Financial Square Government Fund	46,168,846	252,939,078	(299,106,904)	1,020	14,235

C.  Financing Agreement — On July 27, 2015, the Goldman Sachs MLP and Energy Renaissance Fund and on July 24, 2015, the Goldman Sachs MLP Income Opportunities Fund, entered into an evergreen fixed/floating rate margin loan facility (the “Credit Facility”) with a major U.S. financial institution. The Credit Facility provides for borrowings in an aggregate amount up to $430,000,000 and $310,000,000, respectively for the Funds. On February 1, 2016, the Credit Facility for the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund was reduced to provide borrowings in an aggregate amount up to $280,000,000 and $200,000,000, respectively. Borrowings under the Credit Facility bear interest subject to a Fund’s election of fixed rate and/or floating rate borrowings. The interest rates for the fixed rate borrowings are based on the lender’s internal fixed rates plus a mutually agreed-upon spread. The interest rates for the floating rate borrowings are based on variable rates (i.e. LIBOR) plus market spreads. Each Fund also pays an unused commitment fee of 0.20% per annum. Interest is accrued daily and paid quarterly. Costs incurred in connection with obtaining the Credit Facility have been recorded as deferred financing costs on the Statement of Assets and Liabilities and were amortized on a straight-line basis over 12 months from the date of when the Fund entered into the agreement.

Under the terms of each Credit Facility, in the event of an early termination of any fixed rate borrowing(s), the Funds will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs (“Breakage Expenses”). For fiscal year ended November 30, 2016, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities bore Breakage Expenses of $1,056,450 and $523,194, respectively. Such amounts are included in “Interest on borrowings” on the Statements of Operations.

The Goldman Sachs MLP and Energy Renaissance Fund had an average outstanding balance and weighted average annual interest rate for the fiscal year of $204,288,251 and 2.554%, respectively. As of November 30, 2016, there was $255,500,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 2.416%.

The Goldman Sachs MLP Income Opportunities Fund had an average outstanding balance and weighted average annual interest rate for the fiscal year of $155,076,503 and 2.439%, respectively. As of November 30, 2016, there was $193,500,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 2.350%.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2016

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the for the fiscal year ended November 30, 2016, were as follows:

Fund	Purchases	Sales
Goldman Sachs MLP and Energy Renaissance	$467,824,471	$486,181,913
Goldman Sachs MLP Income Opportunities	479,431,935	466,009,754

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that each Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that a Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return. The use of leverage may impact

GOLDMAN SACHS CLOSED-END FUNDS

7. OTHER RISKS (continued)

a Fund’s ability to declare dividends and distributions; the Funds are generally not permitted to declare cash dividends or other distributions unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the principal amount of borrowings, is at least 300% of such principal amount (after deducting the amount of such dividend or distribution). In addition, if the Fund privately arranged debt that is not intended to be publicly distributed (i.e. each Fund’s credit facility), it may be able to continue to pay dividends even if the asset coverage ratio on its indebtedness falls below 300%.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — An investment in a Fund represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Each Fund will utilize leverage, which magnifies the market risk. Additionally, a Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Discount Risk — Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that a Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of the Fund’s initial offering. Although the value of a Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of their shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s adjusted tax cost basis for the shares. Because the market price of the shares will be determined by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by a Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) supply of and demand for the shares, (iv) trading volume of the shares, (v) general market, interest rate and economic conditions and (vi) other factors that may be beyond the control of the Fund. A Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Funds may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Funds may bear the price risk from the time of pricing

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2016

7. OTHER RISKS (continued)

until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. The Funds may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Funds to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Sector Risk — Each Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Strategy Risk — Each Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Funds and their shareholders.

Tax Risks — Tax risks associated with investments in the Fund include, but are not limited to, the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Funds will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Funds generally will be subject to U.S. federal income tax on their taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

GOLDMAN SACHS CLOSED-END FUNDS

7. OTHER RISKS (continued)

Tax Estimation/NAV Risk. In calculating a Fund’s NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. A Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce a Fund’s NAV which could have an effect on the market price of the shares. The Funds may also record a deferred tax asset balance, which reflects an estimate of a Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase a Fund’s NAV to the extent it exceeds any valuation allowance, which could have an effect on the market price of the shares. Each Fund will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of a Fund’s current taxes and deferred tax liability and/or asset balances used to calculate each Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, a Fund may modify its estimates or assumptions regarding their current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the 1940 Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2016

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP and Energy Renaissance Fund

	For the Fiscal Year Ended November 30, 2016		For the Fiscal Year Ended November 30, 2015

	Shares	Dollars	Shares	Dollars

Common Shares
Reinvestment of distributions	178,283	$846,844	719,053	$7,321,118
NET INCREASE	178,283	$846,844	719,053	$7,321,118
	MLP Income Opportunities Fund

	For the Fiscal Year Ended November 30, 2016		For the Fiscal Year Ended November 30, 2015

	Shares	Dollars	Shares	Dollars

Common Shares
Reinvestment of distributions	—	$—	213,860	$2,996,459
TOTAL INCREASE	—	$—	213,860	$2,996,459

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and other than the below, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

On December 29, 2016 the Board of Trustees approved amendments to evergreen fixed/floating rate margin loan facilities for Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund to increase the borrowing base of the facilities from $280,000,000 to $330,000,000 and from $200,000,000 to $250,000,000 debt financing, respectively. Upon closing of these new facilities, the Funds will utilize the proceeds to repay all borrowings outstanding under their prior credit facilities.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund (collectively the “Funds”), at November 30, 2016, and the results of each of their operations and cash flows, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 20, 2017

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (the “Funds”) are closed-end management investment companies that commenced investment operations on November 26, 2013 and September 26, 2014, respectively. The Board of Trustees (the “Board” or the “Trustees”) oversees the management of the Funds and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Funds’ investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

The Management Agreements were most recently approved for continuation until July 31, 2017 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on July 19, 2016 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. In reviewing the Management Agreements, the Trustees also drew on information they had received in their capacity as Trustees of other registered investment companies sponsored by the Investment Adviser. The matters considered by the Board included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund in terms of both market price and net asset value (“NAV”), including comparisons to the performance of a group similar closed-end funds prepared by the Investment Adviser using a third-party data provider (the “Outside Data Provider”), a benchmark performance index, composites of accounts with comparable investment strategies managed by the Investment Adviser, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to other types of accounts (such as private wealth management accounts and institutional separate accounts) managed by the Investment Adviser having investment objectives and policies similar to those of the Funds;
(e)	information relating to the profitability of the Management Agreements of each Fund to the Investment Adviser and its affiliates;
(f)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the portfolio trading services;

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(i)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(j)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices and other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)	the nature and quality of the services provided to the Funds by service providers that are not affiliated with Goldman, Sachs & Co. (“Goldman Sachs”), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreements; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

In evaluating the Management Agreements at the Annual Meeting, the Trustees then in office relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, the Funds, and the other investment companies for which the Trustees have responsibility. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees also considered the Investment Adviser’s ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the significant resources that the Investment Adviser devotes to risk management and the control environment in which the Funds operate, as well as the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment and market performance of the Funds in light of their respective investment objectives and the challenging market conditions for energy-related securities, including master limited partnerships (“MLPs”). In this regard, they compared the investment performance of each Fund to its peers using rankings complied by the Outside Data Provider as of December 31, 2015, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of December 31, 2015. The information on each Fund’s investment performance was provided for the one-year period as of December 31, 2015. The performance of the peer group was provided for the year-to-date period and the one-year period ending on December 31, 2015.

The Trustees noted that the MLP Income Opportunities Fund had placed in the third quartile of its peer group for the one-year period ended December 31, 2015. The Trustees noted that the MLP and Energy Renaissance Fund had placed in the fourth quartile of its peer group for the one-year period ended December 31, 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by the Funds thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as closed-end funds.

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenues and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data were provided for 2015, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

The Trustees also took into account that the Funds use leverage, which increases total assets and thus the amount of fees received by the Investment Adviser under the Management Agreements (because the fees are calculated based on total managed assets). In this regard, the Trustees took into account that the Investment Adviser has a financial incentive for the Funds to make continuous use of leverage, which may create a conflict of interest between the Investment Adviser, on the one hand, and each Fund’s shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Adviser and the presentations by portfolio managers and determined that the Funds’ use of leverage is appropriate and in the best interests of each Fund’s shareholders.

Economies of Scale

The Trustees noted that the Funds do not have management fee breakpoints. They considered each Fund’s asset levels and information comparing the contractual management fee rate charged by the Investment Adviser with fee rates charged to other closed-end funds in the peer group. The Trustees recognized that if the assets of the Funds increase over time, the Funds and their shareholders could realize economies of scale as certain Fund expenses become a smaller percentage of overall assets. They further recognized that, because the Funds are closed-end funds with no current plans to increase their assets (other than incurring leverage for investment purposes or engaging in future efforts to raise capital), any other significant growth in its assets would generally occur through appreciation in the value of the Funds’ investment portfolios, rather than through the continuous sale of Fund shares.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions on behalf of the Funds; (b) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; and (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions. The Trustees noted the competitive nature of the closed-end fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any one particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs, and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the applicable Management Agreement should be approved and continued with respect to each Fund until July 31, 2017.

GOLDMAN SACHS CLOSED-END FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name and Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Class I; Since 2013 (GMZ), 2014 (GER)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
John P. Coblentz, Jr. Age: 75	Trustee	Class III; Since 2013 (GMZ), 2014 (GER)	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	36	None
Caroline Dorsa Age: 57	Trustee	Class III; Since 2016

Ms. Dorsa is retired. She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009-2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987-2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				17	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company)
Linda A. Lang Age: 58	Trustee	Class II; Since 2016	Ms. Lang is retired. She is Director, WD-40 Company (2004-Present); and was formerly Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of GMZ and GER (February 2016-March 2016). Trustee — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	17	WD-40 Company (a global consumer products company)
Michael Latham Age: 51	Trustee	Class I; Since 2015	Mr. Latham is retired. Formerly he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010–2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	17	None

GOLDMAN SACHS CLOSED-END FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name and Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lawrence W. Stranghoener Age: 62	Trustee	Class III; Since 2015	Mr. Stranghoener is retired. He is Chairman of the Board of Directors, Kennametal, Inc. (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014, Mosaic Company (a fertilizer manufacturing company). Trustee — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	17	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)
Richard P. Strubel Age: 77	Trustee	Class II; Since 2013 (GMZ), 2014 (GER)

Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present).

Trustee — Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				36	None

GOLDMAN SACHS CLOSED-END FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name and Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 54	President and Trustee	Class II; Since 2013 (GMZ), 2014 (GER)	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; and Goldman Sachs ETF Trust.	140	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and/or owns securities issued by The Goldman Sachs Group, Inc. He also holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of November 30, 2016. Ashok N. Bakhru, John P. Coblentz, Jr. and Richard P. Strubel served as Trustees until their retirements from the boards on December 31, 2016.
[2]	After a Trustee’s initial term, each Trustee is eligible to serve for successive three-year terms concurrent with the class of Trustees in which he or she serves, subject to such policies as may be adopted by the Board from time-to-time.
∎	Class I Trustees currently serve a three-year term ending in 2018 for GMZ and 2019 for GER.
∎	Class II Trustees currently serve a three-year term ending in 2019 for GMZ and 2017 for GER.
∎	Class III Trustees currently serve a three-year term ending in 2017 for GMZ and 2018 for GER.
The Board has adopted polices which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2016, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs BDC, Inc., and Goldman Sachs Private Middle Market Credit LLC each consisted of one portfolio; Goldman Sachs ETF Trust consisted of 15 portfolios (8 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; and Goldman Sachs Trust II consisted of 17 portfolios (15 of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

GOLDMAN SACHS CLOSED-END FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Funds*

Name, Address and Age[1]	Position(s) Held With the Funds	Term and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara Age: 54 200 West Street New York, NY 10282	Trustee and President	Since 2013 (GMZ), 2014 (GER)

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; and Goldman Sachs ETF Trust.

Caroline L. Kraus Age: 39 200 West Street New York, NY 10282	Secretary	Since 2013 (GMZ), 2014 (GER)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh Age: 45 200 West Street New York, NY 10282	Treasurer, Senior Vice President and Principal Financial Officer	Since 2013 (Senior Vice President since 2014) (GMZ), 2014 (GER)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs ETF Trust.

[1]	Officers hold office at the pleasure of the Board until the next election of officers or until his or her successor is chosen and qualified or in each case, until his or her sooner death, resignation or removal from office.
Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Funds. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS CLOSED-END FUNDS

ADDITIONAL INFORMATION (Unaudited)

A.  Dividend Reinvestment Plan — Under the Dividend Reinvestment Plan (the “Plan”) for the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”), dividends and/or distributions to a holder of a Fund’s common shares of beneficial interest (each, a “Common Share” and collectively, the “Common Shares”) will automatically be reinvested in additional Common Shares of that Fund. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Plan. For any registered shareholder that does not so elect (each, a “Participant” and collectively, the “Participants”), dividends and/or distributions on such shareholder’s Common Shares will be reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), as agent for shareholders in administering the Plan, in additional Common Shares, as set forth below. Participation in the Plan is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or written notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Common Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. The Plan Agent will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend (the “Dividend Payment Date”), the net asset value (“NAV”) per Common Share is equal to or less than the closing market price plus estimated per Common Share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) (such condition often referred to as a “premium”), the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share Dividend Payment Date; provided that, if the NAV is less than or equal to 95% of the closing market value on the Dividend Payment Date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the Dividend Payment Date. If, on the Dividend Payment Date, the NAV per Common Share is greater than the closing market price per share plus per Common Share fees (such condition referred to as a “market discount”), the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. Such Open-Market Purchases shall continue on each successive business day until the entire Dividend amount has been invested pursuant to Open-Market Purchases; provided, however, that if (a) the market discount shifts to a market premium, or (b) the Open Market Purchases have not been completed by the Last Purchase Date (as defined below), the Plan Agent shall cease making Open-Market Purchases and shall invest the entire uninvested portion of the Dividend amount in Newly Issued Common Shares in the manner contemplated above. The term “Last Purchase Date” shall mean the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the Dividend Payment Date, whichever is sooner. Open-market purchases may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is contemplated that the Funds will pay quarterly Dividends.

B.  Fund Certification — The Funds are listed for trading on the NYSE. The Funds will continue file their annual chief executive officer certifications regarding compliance with the NYSE’s listing standards no more than 30 days after the Funds’ annual shareholder meeting.

PRIVACY NOTICE

(Applicable only to individual, joint, and individual retirement account (IRA) investors)

The Goldman Sachs financial services companies endeavor to maintain the highest standards of confidentiality and to respect the privacy of our client relationships. In that regard, we are providing this Privacy Notice to our clients in accordance with Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations. This notice supplements any privacy policies or statements that we may provide in connection with specific products or services.

The Information We Collect About You. The non-public personal information we collect about you (your “Information”) comes primarily from the account applications or other forms you submit to us. We may also collect Information about your transactions and experiences with us, our affiliates, or others relating to the products or services we provide. Also, depending on the products or services you require, we may obtain additional Information from consumer reporting agencies.

Our Disclosure Policies. We do not disclose your Information to anyone, except as permitted by law. This may include sharing your Information with non-affiliated companies that perform support services for your account or process your transactions with us or our affiliates. It may also include sharing your Information with our affiliates to bring you the full range of services and products available from the Goldman Sachs family of financial services companies, including our U.S. and international brokerage, asset management, advisory, and trust services companies. Additionally, it may include disclosing your Information pursuant to your express consent, to fulfill your instructions, or to comply with applicable laws and regulations.

Our Information Security Policies. We limit access to your Information to those of our employees and service providers who are involved in offering or administering the products or services that we offer. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to safeguard your Information.

If our relationship ends, we will continue to treat your Information as described in this Privacy Notice.

This notice is being provided on behalf of the following affiliates of The Goldman Sachs Group, Inc.:

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

GS Investment Strategies, LLC

Goldman Sachs Hedge Fund Strategies, LLC

The family of funds managed by the affiliates listed above.

GOLDMAN SACHS CLOSED-END FUNDS

Voting Results of Joint Annual Meeting of Shareholders (Unaudited)(1)

The joint Annual Meeting (the “Meeting”) of the Goldman Sachs MLP Income Opportunities Fund (“GMZ”) and Goldman Sachs MLP and Energy Renaissance Fund (“GER”) was held on March 31, 2016 to consider and act upon the proposals below. At the Meeting, Michael Latham was elected Class I Trustee; Linda A. Lang, James A. McNamara and Richard P. Strubel were elected Class II Trustees; and Lawrence W. Stranghoener was elected Class III Trustee to the Board of Trustees of GMZ. In addition, Ashok N. Bakhru and Michael Latham were elected Class I Trustees; Linda A. Lang was elected Class II Trustee; and Lawrence W. Stranghoener was elected Class III Trustee to the Board of Trustees of GER.

The shareholders of GMZ voted as follows:

Proposal 1 – GMZ Election of Trustees	For	Against/Withhold	Abstain	Broker Non-Votes
Michael Latham (Class I)	40,237,355	819,440	0	0
Linda A. Lang (Class II)	40,186,080	870,715	0	0
James A. McNamara (Class II)	40,275,221	781,574	0	0
Richard P. Strubel (Class II)	40,233,472	823,323	0	0
Lawrence W. Stranghoener (Class III)	40,262,896	793,899	0	0

In addition to the individuals named above, Ashok N. Bakhru and John P. Coblentz, Jr. continued to serve on the Board of Trustees of GMZ.

The shareholders of GER voted as follows:

Proposal 1 – GER Election of Trustees	For	Against/Withhold	Abstain	Broker Non-Votes
Ashok N. Bakhru (Class I)	70,171,589	2,163,472	0	0
Michael Latham (Class I)	70,254,717	2,080,344	0	0
Linda A. Lang (Class II)	70,139,802	2,195,259	0	0
Lawrence W. Stranghoener (Class III)	70,275,629	2,059,432	0	0

In addition to the individuals named above, John P. Coblentz, Jr., James A. McNamara and Richard P. Strubel continued to serve on the Board of Trustees of GER.

(1)	Ashok N. Bakhru, John P. Coblentz, Jr. and Richard P. Strubel served as Trustees until their retirements from the boards on December 31, 2016.

FUNDS PROFILE

Goldman Sachs Closed-End Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under management as of September 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

GOLDMAN SACHS CLOSED-END FUNDS

MLP and Energy Renaissance Fund

MLP Income Opportunities Fund

TRUSTEES Caroline Dorsa Linda A. Lang Michael Latham James A. McNamara Larry W. Stranghoener, Chairman	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

Goldman Sachs Asset Management, L.P. Investment Adviser	Dechert LLP Legal Counsel

Computershare Trust Company, N.A and Computershare Inc. Transfer Agent, Registrar and Dividend Reinvestment Plan Agent	State Street Bank and Trust Company Custodian PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-855-807-2742; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-855-807-2742.

Fund holdings and allocations shown are as of November 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance.

Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. This communication is not an offer to sell these securities and is not a solicitation to buy these securities in any jurisdiction where the offer or sale is not permitted.

“Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian.

The Cushing® MLP High Income Index (the “Index”) is the exclusive property of Swank Capital, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to maintain and calculate the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Swank Capital, LLC. Neither S&P Dow Jones Indices, SPFS, Dow Jones S&P nor any of their affiliates sponsor and promote the Index and none shall be liable for any errors or omissions in calculating the Index.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, a Fund may purchase, at market prices, shares of its common stock in the open market.

This report is transmitted to the Funds’ shareholders only. It is not a prospectus. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Funds. An investment in a Fund is not appropriate for all investors, and the Funds are not intended to be complete investment programs. Investors should carefully review and consider the Funds’ investment objectives, risks, charges and expenses before investing.

© 2016 Goldman Sachs. All rights reserved. 77984-TMPL-01/2017/MLPCEFAR-17/29K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the Registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Caroline Dorsa is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The Registrant commenced operations on September 26, 2014. The accountant fees below reflect the aggregate fees billed by the Registrant during the fiscal years ended November 30, 2015 and November 30, 2016.

	2016	2015	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$41,000	$41,000	Financial Statement audits.
Audit-Related Fees:
• PwC	$—	$—	Other attest services.
Tax Fees:
• PwC	$120,400	$107,500	Tax compliance services provided in connection with the preparation and review of Registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Registrant’s service affiliates * that were pre-approved by the Audit Committee of the Registrant pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X during the fiscal years ended November 30, 2015 and November 30, 2016.

	2016	2015	Description of Services Rendered
Audit-Related Fees:
• PwC	$1,157,616	$1,070,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Registrant’s Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to Goldman Sachs MLP and Energy Renaissance Fund. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Board of Trustees of Goldman Sachs MLP and Energy Renaissance Fund (the “Fund”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Fund may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Fund’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Fund, the Audit Committee will pre-approve those non-audit services provided to the Fund’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Registrant’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Registrant’s service affiliates listed in Table 2 were approved by the Registrant’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The Registrant commenced operations on September 26, 2014. The aggregate non-audit fees billed to the Registrant by PwC for the twelve months ended November 30, 2016 and November 30, 2015 were $120,400 and $107,500 respectively. The aggregate non-audit fees billed to Registrant’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2015 and December 31, 2014 were approximately $14.4 million and $10.2 million respectively. With regard to the aggregate non-audit fees billed to the Registrant’s adviser and service affiliates, the 2015 and 2014 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Registrant’s operations or financial reporting. The figures for these entities are not yet available for the twelve months ended December 31, 2016.

Item 4(h) — The Registrant’s Audit Committee has considered whether the provision of non-audit services to the Registrant’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Caroline Dorsa, Linda A. Lang, Michael Latham, and Lawrence W. Stranghoener, each a Trustee of the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of portfolio securities to Goldman Sachs Asset Management L.P. (the “Investment Adviser”). For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override the vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account and to help ensure that such decisions are made in accordance with the Investment Adviser’s fiduciary obligations to its clients. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that the Investment Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Registrant’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, 2017 will be available on or through the Registrant’s website at www.gsamfunds.com and on the SEC’s website at www.sec.gov.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item 8(a)(1)

Name	Title	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kyri Loupis	Lead Portfolio Manager	Since 2014	Mr. Loupis joined the Investment Adviser in 2009 and is a portfolio manager and head of the Energy & Infrastructure team. Prior to joining the Investment Adviser he spent over eight years at Lehman Brothers covering the energy sector, from 2000-2006 in the Investment Banking Division, and from 2006- 2009 in the Private Equity group, where he co-founded an energy investment fund with a focus in MLPs.

Ganesh V. Jois, CFA	Portfolio Manager	Since 2014	Mr. Jois joined the Investment Adviser in 2009 and is a research analyst and portfolio manager for the Energy & Infrastructure Team. Prior to joining the Investment Adviser, he was at Citigroup Investment Research covering MLPs, where he helped initiate coverage on several MLPs and had coverage responsibility for nearly 20 MLPs. Between 2003 and 2005, he worked in the Financial Advisory Services practice of Deloitte & Touche.

Matthew Cooper	Portfolio Manager	Since 2014	Mr. Cooper joined the Investment Adviser in 2013 and is a research analyst and portfolio manager for the Energy & Infrastructure Team. Prior to joining the Investment Adviser, he worked in the Commodities Origination and Structuring group at Merrill Lynch beginning in 2011. Between 2007 and 2009 he worked as a research analyst in the Private Equity Group at Lehman Brothers covering the energy sector. Prior to that he worked as an Investment Banker in the Energy and Power Group at Merrill Lynch & Co.

Item 8(a)(2)

The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management, as of November 30, 2016, unless otherwise noted.

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)
Kyri Loupis	4	3,925	3	535	3,145	5,004	0	0	0	0	0	0
Ganesh V. Jois	3	3,924	3	535	3,144	4,976	0	0	0	0	0	0
Matthew Cooper	3	3,924	3	535	3,144	4,976	0	0	0	0	0	0

Item 8(a)(3) —

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and performance based fees for certain accounts, if any; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

For compensation purposes, the benchmark for the Registrant is the Alerian MLP Index Total Return.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the Registrant. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation — In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Item 8(a)(4)

The following table shows the portfolio managers’ ownership of securities in the Fund as of November 30, 2016:

Name of Portfolio Manager	Name of Portfolio Manager
Kyri Loupis	Over $1,000,000
Ganesh V. Jois, CFA	$100,001 - $500,000
Matthew Cooper	$100,001 - $500,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by or on behalf of the Registrant of shares or other units of any registered class of the Registrant’s equity securities.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the Registrant’s Form N-CSR filed on February 9, 2016.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs MLP and Energy Renaissance Fund

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP and Energy Renaissance Fund

Date:	January 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs MLP and Energy Renaissance Fund

Date:	January 31, 2017

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs MLP and Energy Renaissance Fund

Date:	January 31, 2017